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                                                                    EXHIBIT 99.1










                             COLLEGE ROAD PROPERTIES
               COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
                                DECEMBER 31, 2001

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               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and
the Stockholders of New Valley Corporation

We have audited the combined statement of revenues and certain expenses of the two properties located at 100 and 150 College Road (collectively, the "College Road Properties") for the year ended December 31, 2001. This statement is the responsibility of New Valley Corporation's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit of this combined statement in accordance with auditing standards generally accepted in the United States of America, which requires that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall combined financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion on Form 8-K of New Valley Corporation as described in Note 2 and is not intended to be a complete presentation of the College Road Properties' combined statement of revenue and certain expenses.

In our opinion, the combined statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the College Road Properties described in Note 1 for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


/s/ PricewaterhouseCoopers LLP

Miami, Florida
February 5, 2003





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                             COLLEGE ROAD PROPERTIES
               COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


                                                                                 NINE MONTHS
                                                        YEAR ENDED                  ENDED
                                                     DECEMBER 31, 2001         SEPTEMBER 30, 2002
                                                     -----------------         ------------------
                                                                                   (UNAUDITED)

Revenues:
   Real estate leasing ........................            $5,453                    $5,205

Certain expenses:
   Repairs and maintenance ....................                78                       114
   Real estate taxes ..........................               518                       538
   Utilities ..................................               220                       210
   Management fees ............................               157                       149
   Janitorial .................................               195                       183
   Common area ................................               111                        96
   Other operating expenses ...................               240                       239
                                                           ------                    ------
     Total ....................................             1,519                     1,529
                                                           ------                    ------
Combined revenues in excess of certain expenses            $3,934                    $3,676
                                                           ======                    ======

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                             COLLEGE ROAD PROPERTIES
          NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)

1.       ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


         DESCRIPTION OF PROPERTIES

                  New Valley Corporation acquired two commercial office buildings (the "College Road Properties") located at 100 and 150 College Road West in Princeton, N.J., for an aggregate purchase price of $54,000 on December 13, 2002 from 100 College Road, LLC, an entity affiliated with Crimson Capital, Ltd. ("Crimson") and Apollo Real Estate Investment Fund III, L.P. ("Apollo"). The College Road Properties were constructed in July 2000 and June 2001, respectively, and have a total of approximately 225,000 square feet of rentable space

         REAL ESTATE LEASING REVENUES

                  The College Road Properties are being leased to tenants under operating leases. Base rental revenue is generally recognized on a straight-line basis over the term of the lease. The lease agreements generally contain provisions which provide for reimbursement of real estate taxes and operating expenses over base year amounts, and in certain cases as fixed increases in rent. Rental income on a straight-line basis exceeded contractual rent by $258 and $193 for the year ended December 31, 2001 and the nine months ended September 30, 2002, respectively.

                  The College Road Properties are multi-tenant office buildings whose leases expire at various dates from 2005 through 2011.

                  The future minimum rents on non-cancelable operating leases at December 31, 2001 are as follows:

                           2002                                 $ 6,578
                           2003                                   6,578
                           2004                                   6,578
                           2005                                   6,666
                           2006                                   6,533
                           Thereafter                            20,104
                                                                 ------
                           Total                               $ 53,037
                                                                 ======

                  The above amounts do not include tenant reimbursements for common area expenses, such as utilities, real estate, taxes, insurance and maintenance. These reimbursements are included in leasing revenues.

         USE OF ESTIMATES

                  The preparation of the combined statement of revenues and certain expenses in conformity with generally accepted accounting principles requires the management of the College Road Properties to make estimates and assumptions that effect the amounts reported in the combined statement of revenues and certain expenses and accompanying notes. Actual results could differ from these estimates.



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                             COLLEGE ROAD PROPERTIES
     NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES-CONTINUED
                             (DOLLARS IN THOUSANDS)


2.       BASIS OF PRESENTATION

                  The accompanying combined statements of revenues and certain expenses of the acquired College Road Properties for the year ended December 31, 2001 have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the combined financial statements exclude certain expenses and revenues that may not be comparable to those expected to be incurred by New Valley in the proposed future operations of the acquired properties. Expenses excluded consist of interest, depreciation and amortization, income taxes, and certain professional fees not directly related to future operations.

3.       MANAGEMENT FEES AND RELATED PARTY TRANSACTIONS

                  Management fees related to the College Road Properties aggregating $157 were paid to a wholly-owned subsidiary of Crimson.

                  Other subsidiaries of Crimson and Apollo may provide construction and leasing brokerage services to the College Road Properties.

4.       LITIGATION

                  Management is unaware of any current or pending litigation relating to the College Road Properties.

5.       CONCENTRATION OF CREDIT RISK

                  At December 31, 2001 two tenants accounted for 74.7% of the revenue derived from the property.




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